EXHIBIT 10.46
Execution Version
AMENDMENT NO. 2 TO CREDIT AGREEMENT (LIBOR
TRANSITION)
THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (LIBOR TRANSITION) (this
“Agreement”)

is

made

and

entered

into

as

of

December

10,

2021

by

and

among
QUAKER

CHEMICAL
CORPORATION , a Pennsylvania corporation (the “Company”) and BANK OF AMERICA, N.A. , as Administrative
Agent (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS,

the

Company,

certain

Subsidiaries

of

the

Company

party

thereto,

each

guarantor

party

thereto,
each

lender

party

thereto

(collectively,

the

“Lenders”

and

individually,

a

“Lender”),

and

Bank

of

America,

N.A.,

as
Administrative

Agent,

have

entered

into

that

certain

Credit

Agreement

dated

as

of

August

1,

2019

(as

amended,
modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS,

certain

loans

and/or

other

extensions

of

credit

(the

“Loans”)

under

the

Credit

Agreement
denominated

in

Sterling,

Yen,

and

Euros

(collectively,

the

“Impacted

Currencies”)

incur

or

are

permitted

to

incur
interest, fees,

commissions or other

amounts based

on the

London Interbank Offered

Rate as

administered by the

ICE
Benchmark Administration (“LIBOR”) in accordance with the

terms of the Credit Agreement; and
WHEREAS,

applicable

parties

under

the

Credit

Agreement

have

determined

in

accordance

with

the

Credit
Agreement that

LIBOR for

the

Impacted Currencies

should be

replaced with

a successor

rate in

accordance with

the
Credit

Agreement

and,

in

connection

therewith,

the

Administrative

Agent

has

determined

that

certain

conforming
changes are necessary or advisable.
NOW,

THEREFORE,

in

consideration

of

the

premises

and

the

mutual

covenants

contained

herein,

and

for
other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.
Defined

Terms.

Capitalized

terms

used

herein

but

not

otherwise

defined

herein

(including

on

any
Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this
Agreement.
2.
Agreement.

Notwithstanding

any

provision

of

the

Credit

Agreement

or

any

other

document

related
thereto (the “Loan Documents”) to

the contrary,

the parties hereto hereby agree

that the terms set

forth on Appendix A
shall apply to the Impacted Currencies. For the avoidance of doubt, (a) to the extent provisions in the Credit Agreement apply to

the Impacted

Currencies and such

provisions are not

specifically addressed by

Appendix A, the

provisions in
the Credit

Agreement shall continue

to apply to

the Impacted

Currencies and (b)

to the

extent provisions in

the Credit
Agreement apply to Dollar-

denominated extensions of credit, the

provisions in the Credit

Agreement shall continue to
apply to such Dollar-denominated extensions of credit and shall not be impacted by this Agreement.
3.
Conflict with

Loan Documents.

In the

event of

any conflict

between the

terms of

this Agreement

and
the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

4.
Representations

and

Warranties.

The Company represents and warrants to the Administrative
Agent and the Lenders, as of the date hereof, as follows:
(a) the execution, delivery and performance by the Company of this Agreement have been duly

authorized

by

all

necessary

corporate

or

other

organizational

action

and

do

not

and

will

not

(i)
require

any

consent

or

approval

or

other

action

by,

or

notice

to,

or

filing

with,

any

Governmental
Authority

or

any

other

Person

in

connection

with

the

execution,

delivery

or

performance

by,

or
enforcement

against,

the

Company

of

this

Agreement

except

as

may

have

been

obtained,

or

(ii)
contravene

the

terms

of

the

Company’s

Organization

Documents;

(b)

conflict

with

or

result

in

any
breach or contravention of, or the creation of any Lien under,

or require any payment to be made under
(i)

any

Contractual

Obligation

to

which

the

Company

is

a

party

or

affecting

the

Company

or

the
properties of the

Company or (ii)

any order,

injunction, writ or

decree of any

Governmental Authority
or any arbitral award to which the Company or its property is subject; or

(c) violate any Law;
(b)
this

Agreement

has

been

duly

executed

and

delivered

by

the

Company,

and

this
Agreement, the

Credit Agreement

and each

other Loan

Document (in

each case,

as amended

hereby)
constitutes a

legal, valid

and binding

obligation of

the Company,

enforceable against

the Company

in
accordance with

its terms,

except to

the extent

that such

enforceability may

be limited

by bankruptcy,
receivership, moratorium, conservationship, or

other laws of

general application affecting the

rights of
creditors generally or by general principles of equity;
(c) the representations and warranties of the Company contained in Article V of the Credit
Agreement

and

in

each

other

Loan

Document

are

true

and

correct

in

all

material

respects

(or,

with
respect to representations and warranties modified by materiality standards or Material

Adverse Effect,
in

all

respects)

on

and

as

of

the

date

hereof,

except

to

the

extent

that

such

representations

and
warranties

specifically

refer

to

an

earlier

date,

in

which

case

they

shall

be

true

and

correct

in

all
material respects

(or,

with respect

to representations

and warranties

modified by

materiality standards
or

Material

Adverse

Effect,

in

all

respects)

as

of

such

earlier

date,

and

the

representations

and
warranties contained in Sections

5.05(a) and (b) shall

be deemed to

refer to the most

recent statements
furnished pursuant to Sections 6.01(a) and (b), respectively;
(d) immediately before and after the effectiveness of this Agreement on the Effective
Date, no Default or Event of Default has occurred and is

continuing.
5.
Conditions

Precedent.

This

Agreement

shall

become

effective

upon

receipt

by

the

Administrative
Agent of counterparts of this Agreement, properly executed by the Company and the Administrative Agent.
6.
Payment of Expenses. The Company agrees to pay,

in accordance with and subject to the limitations in
Section

10.04

of

the

Credit

Agreement,

all

reasonable

and

documented

out-of-pocket

expenses

incurred

by

the
Administrative Agent

and its

Affiliates in

connection with

the

preparation, execution,

delivery,

administration of

this
Agreement and the other instruments and documents to be delivered hereunder.
7. Miscellaneous.

(a)
The

Loan

Documents,

and

the

obligations

of

the

Company

under

the

Loan

Documents,

are
hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)
The

Company

(i)

acknowledges and

consents

to

all

of

the

terms

and

conditions

of

this
Agreement, (ii) affirms all of

its obligations under the Loan Documents,

(iii) agrees that this Agreement and

all
documents executed

in

connection herewith

do not

operate to reduce or discharge

its obligations under the Loan
Documents,

(iv) agrees that the Collateral

Documents

continue to be in full force and effect and are not impaired
or

adversely affected

in

any

manner

whatsoever, (v)

confirms its

grant

of

security interests

pursuant

to

the
Collateral

Documents

to which it is

a party as Collateral

for the Obligations,

and (vi) acknowledges

that all Liens
granted (or purported to be granted) pursuant to the

Collateral Documents

remain and continue in full force and
effect in respect

of, and

to secure,

the

Obligations.
(c)
This Agreement

may be

in the

form of

an electronic

record (in

“.pdf” form

or otherwise)

and
may

be

executed

using

electronic

signatures, which

shall

be

considered as

originals

and

shall

have the

same
legal

effect,

validity

and

enforceability

as

a

paper

record.

This

Agreement

may

be

executed

in

as

many
counterparts

as

necessary

or

convenient,

including

both

paper

and

electronic

counterparts,

but

all

such
counterparts shall

be one

and the

same

Agreement. For

the avoidance

of doubt,

the authorization

under this
paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed
Agreement

which

has

been

converted

into

electronic

form

(such

as

scanned

into

“.pdf”

format),

or

an
electronically signed Agreement converted into another format,

for transmission, delivery and/or retention.
(d)
Any

provision

of

this

Agreement

held

to

be

illegal,

invalid

or

unenforceable

in

any
jurisdiction,

shall,

as

to

such

jurisdiction,

be

ineffective

to

the

extent

of

such

illegality,

invalidity

or
unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the

illegality,

invalidity

or

unenforceability

of

a

particular

provision

in

a

particular

jurisdiction

shall

not
invalidate or render unenforceable such provision in any other jurisdiction.
(e)
The terms

of the

Credit Agreement

with respect

to governing

law,

submission to

jurisdiction,
waiver of venue and waiver of

jury trial are incorporated herein by

reference,
mutatis mutandis , and the parties
hereto agree to such terms.
[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the
date first above written.
BORROWER: QUAKER CHEMICAL CORPORATION,
a Pennsylvania corporation
By: /s/ LINGLING STEWART

Name: LingLing Stewart
Title: Global Treasurer

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ ELIZABETH URIBE

Name: Elizabeth

Uribe

Title: Assistant Vice President

Appendix A
TERMS APPLICABLE TO AFFECTED ALTERNATIVE

CURRENCY LOANS
1.
Defined Terms.

The following terms shall have the meanings set forth below:
“Administrative

Agent’s

Office”

means,

with

respect

to

any

currency,

the

Administrative

Agent’s
address and,

as appropriate,

account specified

in the

Credit Agreement

with respect

to such

currency,

or such
other

address

or

account

with

respect

to

such

currency

as

the

Administrative

Agent

may

from

time

to

time
notify the Company and the Lenders.
“Affected Alternative Currency”

means each of the following currencies: Sterling, Yen, and Euros.
“Affected Alternative Currency Daily Rate” means, for any day,

with respect to any extension of credit
under the Credit Agreement

denominated in Sterling, the

rate per annum equal

to SONIA determined pursuant
to the definition thereof plus the SONIA Adjustment;
provided,

that,

if

any

Affected

Alternative

Currency

Daily

Rate

shall

be

less

than

zero,

such

rate

shall

be
deemed zero for purposes of this Agreement. Any change

in an Affected Alternative Currency Daily Rate shall
be effective from and including the date of such change without further notice.
“Affected Alternative

Currency Daily

Rate Loan”

means a

Loan that

bears interest

at a

rate based

on
the

definition

of

“Affected

Alternative

Currency

Daily

Rate.”

All

Affected

Alternative

Currency

Daily

Rate
Loans must be denominated in an Affected Alternative Currency.
“Affected Alternative Currency Loan” means an Affected Alternative Currency Daily

Rate Loan or an
Affected Alternative Currency Term Rate Loan, as applicable.
“Affected

Alternative

Currency

Term

Rate”

means,

for

any

Interest

Period,

with

respect

to

any
extension of credit under the Credit Agreement:
(a)
denominated

in

Euros,

the

rate

per

annum

equal

to

the

Euro

Interbank

Offered

Rate
(“EURIBOR”),

as

published

on

the

applicable

Reuters

screen

page

(or

such

other

commercially
available

source

providing

such

quotations

as

may

be

designated

by

the

Administrative

Agent

from
time to time) on the

day that is two TARGET

Days preceding the first day of

such Interest Period with
a term equivalent to such Interest Period; and
(b)
denominated

in

Yen,

the

rate

per

annum

equal

to

the

Tokyo

Interbank

Offer

Rate
(“TIBOR”), as

published on the

applicable Reuters screen

page (or such

other commercially available
source providing such quotations as may be designated by the Administrative Agent from time to time)
on the day

that is two

Business Days preceding the

first day of

such Interest Period (or

such other day
as is generally treated as the rate fixing day by market practice in such interbank market, as determined
by the

Administrative Agent;

provided that,

to the

extent such

market practice

is not

administratively
feasible for

the Administrative

Agent, then

such date

shall be

such other

day as

otherwise reasonably
determined by the Administrative Agent) with a term equivalent to such Interest

Period;

provided, that, if any Affected Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Affected Alternative

Currency Term

Rate Loan”

means a

Loan that

bears interest

at a

rate based

on
the

definition

of

“Affected

Alternative

Currency

Term

Rate.”

All

Affected

Alternative

Currency

Term

Rate
Loans must be denominated in an Affected Alternative Currency.
“Applicable

Rate”

means

the

Applicable

Rate,

Applicable

Margin

or

any

similar

or

analogous
definition in the Credit Agreement.
“Base Rate”

means the

Base Rate,

Alternative Base Rate,

ABR or any

similar or analogous

definition
in the Credit Agreement.
“Base Rate Loans”

means a Loan that bears interest at a rate based on the Base Rate.
“Basic ESTR” means, in relation to any

day, ESTR for

that day,

and if that rate is less

than zero, Basic
ESTR shall be deemed to be zero.
“Borrowing” means a

Committed Borrowing, Borrowing, or

any similar or

analogous definition in the
Credit Agreement.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized

to close

under the

laws of,

or are

in fact

closed in,

the state

where the

Administrative Agent’s
Office is located; provided that
(a)
if such

day relates

to any

interest rate

settings as

to an

Affected Alternative

Currency
Loan denominated

in Euro,

any fundings,

disbursements, settlements and

payments in

Euro in

respect
of

any

such

Affected

Alternative

Currency

Loan,

or

any

other

dealings

in

Euro

to

be

carried

out
pursuant

to

this

Agreement

in

respect

of

any

such

Affected

Alternative

Currency

Loan,

means

a
Business Day that is also a TARGET

Day;
(b)
if such

day relates

to any

interest rate

settings as

to an

Affected Alternative

Currency
Loan denominated in (i) Sterling, means a day other than a day banks are closed for general business in
London

because

such

day

is

a

Saturday,

Sunday

or

a

legal

holiday

under

the

laws

of

the

United
Kingdom; and

(ii) Yen,

means a

day other

than when

banks are

closed for

general business

in Japan;
and
(c)
if

such

day

relates

to

any

fundings,

disbursements,

settlements

and

payments

in

a
currency

other

than

Euro

in

respect

of

an

Affected

Alternative

Currency

Loan

denominated

in

a
currency

other

than

Euro,

or

any

other

dealings

in

any

currency

other

than

Euro

to

be

carried

out
pursuant to this

Agreement in respect of

any such Affected

Alternative Currency Loan (other

than any
interest rate

settings), means

any such

day on

which banks

are open

for foreign

exchange business

in
the principal financial center of the country of such currency.
“Committed

Loan

Notice”

means

a

Committed

Loan

Notice,

Loan

Notice,

Borrowing

Notice,
Continuation/Conversion Notice, or any similar or analogous definition in the Credit Agreement, and such term shall be deemed to include the Committed Loan Notice attached hereto as Exhibit A.

“Conforming Changes”

means, with respect to the use, administration of or any conventions associated with SONIA, EURIBOR, TIBOR or any proposed Successor Rate for any currency, any conforming changes to the

definitions of

“SONIA”, “EURIBOR”,

“TIBOR”, “Interest

Period”, timing

and frequency

of

determining
rates and making payments of

interest and other technical, administrative

or operational matters (including, for
the

avoidance

of

doubt,

the

definition

of

“Business

Day”,

timing

of

borrowing

requests

or

prepayment,
conversion or

continuation notices and

length of

lookback periods) as

may be

appropriate, in the

discretion of
the Administrative Agent and in

consultation with the Company,

to reflect the adoption

and implementation of
such

applicable

rate(s)

and

to

permit

the

administration

thereof

by

the

Administrative

Agent

in

a

manner
substantially consistent with market practice for

such currency (or,

if the Administrative Agent determines that
adoption of

any portion

of such

market practice

is not

administratively feasible

or that

no market

practice for
the

administration

of

such

rate

for

such

currency

exists,

in

such

other

manner

of

administration

as

the
Administrative Agent determines in consultation with the Company is reasonably necessary in connection with
the administration of this Agreement and any other Loan Document).
“Dollar” and “$” mean lawful money of the United States.
“Dollar Equivalent”

means the Dollar Equivalent or any similar or analogous definition in the Credit
Agreement.
“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, Adjusted LIBOR

Rate, LIBOR Rate or any
similar or analogous definition in the Credit Agreement.
“Eurocurrency Rate Loans”

means a Loan that bears interest at a rate based on the Eurocurrency Rate.
“Euro Swing Line Rate” means Basic ESTR
“ESTR” means, in relation to any day:
(a)
the

Euro

short-term

rate

administered

by

the

European

Central

Bank

(or

any

other
person which takes

over the administration of

that rate) displayed (before

any correction, recalculation
or republication

by the

administrator) on

page “EUROSTR=”

of the

Thomson Reuters

screen (or

any
replacement Thomson Reuters page which displays that rate);

or
(b)
if the

rate otherwise

to be

determined by

clause (a)

is not

available for

ESTR for

any
day

the

applicable

ESTR

shall

the

equal

the

rate

notified

to

the

Administrative Agent

by

the

Swing
Line Lender as

soon as practicable,

and in any

event before interest is

due to be

paid in respect

of that
Swing Line

Loan, to

be that

which expresses

as

a percentage

rate per

annum the

cost to

the relevant
Swing

Line

Lender

of

funding

its

participation in

that

Swing

Line

Loan

for

that

day

from

whatever
source it may reasonably select;
provided that if

any day during

an Interest Period

for a Euro

Swing Line Rate

Loan is not

a TARGET
Day, ESTR on that day will be ESTR applicable on the immediately preceding TARGET Day.
“Interest Payment Date”

means, (a) as to any Affected Alternative Currency Daily Rate Loan, the last
Business Day of each calendar month and the applicable maturity date set forth in

the

Credit Agreement

and (b)

as

to

any Affected

Alternative Currency

Term

Rate Loan,

the

last day

of

each
Interest

Period

applicable

to

such

Loan;

provided,

however,

that

if

any

Interest

Period

for

an

Affected
Alternative Currency

Term

Rate Loan

exceeds three

months, the

respective dates

that fall

every three

months
after the beginning of such Interest Period shall be Interest Payment Dates.
“Interest

Period”

means

as

to

each

Affected

Alternative

Currency

Term

Rate

Loan,

the

period
commencing on

the date

such Affected

Alternative Currency

Term

Rate Loan

is disbursed

or converted

to or
continued as an Affected Alternative Currency Term Rate Loan and ending on the date one, three or six months thereafter

(in

each

case,

subject

to

availability

for

the

interest

rate

applicable

to

the

relevant

currency),

as
selected

by

the

Company

in

its

Committed

Loan

Notice,

or

such

other

period

that

is

twelve

months

or

less
requested by the Company and consented to by all the Lenders; provided that:
(a)
any Interest Period

that would otherwise

end on a

day that is

not a Business

Day shall
be

extended

to

the

next

succeeding

Business

Day

unless,

in

the

case

of

an

Affected

Alternative
Currency

Term

Rate

Loan,

such

Business

Day

falls

in

another

calendar

month,

in

which

case

such
Interest Period shall end on the next preceding Business Day;
(b)
any

Interest

Period

pertaining

to

an

Affected

Alternative

Currency

Term

Rate

Loan
that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding

day

in

the

calendar

month

at

the

end

of

such

Interest

Period)

shall

end

on

the

last
Business Day of the calendar month at the end of such Interest Period; and
(c)
no

Interest

Period

shall

extend

beyond

the

applicable

maturity

date

set

forth

in

the
Credit Agreement.
“Required Lenders”

means the

Required Lenders,

Requisite Lenders,

Majority Lenders

or any

similar
or analogous definition in the Credit Agreement.
“Revaluation

Date”

means,

with

respect

to

any

Loan,

each

of

the

following:

(a)

each

date

of

a
Borrowing

of

an

Affected

Alternative

Currency

Loan,

(b)

with

respect

to

an

Affected

Alternative

Currency
Daily

Rate

Loan,

each

Interest

Payment

Date,

(c)

each

date

of

a

continuation

of

an

Affected

Alternative
Currency Term

Rate Loan pursuant

to the

terms of

the Credit

Agreement, and (d)

such additional

dates as

the
Administrative Agent shall determine or the Required Lenders shall require.
“SONIA”

means,

with

respect

to

any

applicable

determination

date,

the

Sterling

Overnight

Index
Average

Reference

Rate

published

on

the

fifth

Business

Day

preceding

such

date

on

the

applicable

Reuters
screen page

(or such

other commercially

available source

providing such

quotations as

may be

designated by
the

Administrative

Agent

from

time

to

time);

provided

however

that

if

such

determination

date

is

not

a
Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.0326% per annum.
“Successor Rate” means the Successor Rate, LIBOR Successor Rate or any similar or analogous
definition in the Credit Agreement.

“TARGET2”

means

the

Trans-European

Automated

Real-time

Gross

Settlement

Express

Transfer
payment system which utilizes a single shared platform and which was launched on November 19, 2007.
“TARGET

Day”

means

any

day

on

which

TARGET2

(or,

if

such

payment

system

ceases

to

be
operative,

such

other

payment

system,

if

any,

determined

by

the

Administrative

Agent

to

be

a

suitable
replacement) is open for the settlement of payments in Euro.
“Type”

means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, an
Affected Alternative Currency Daily Rate Loan or an Affected Alternative Currency Term Rate Loan.
2.
Terms

Applicable

to

Affected

Alternative Currency

Loans.

From and after the

Amendment
Effective Date, the parties hereto agree as follows:
(a)
Alternative

Currencies.

(i)

No

Affected

Alternative

Currency

shall

be

considered

a

currency
for

which there

is

a

published LIBOR

rate,

and

(ii)

any request

for

a

new

Loan denominated

in

an

Affected
Alternative Currency,

or to

continue an

existing Loan denominated

in an

Affected Alternative

Currency,

shall
be deemed

to be

a request

for a

new Loan

bearing interest

at the

Affected Alternative

Currency Daily Rate

or
Affected Alternative Currency Term

Rate, as applicable; provided,

that, to the extent any

Loan bearing interest
at

the

Eurocurrency Rate

is

outstanding on

the

Amendment Effective

Date, such

Loan shall

continue to

bear
interest at

the

Eurocurrency Rate

until the

end

of the

current

Interest Period

or payment

period applicable

to
such Loan unless,

in the case

of a Loan

that bears interest

at a daily

floating rate, such

daily floating rate is

no
longer

representative

or

being

made

available,

in

which

case

such

Loan

shall

bear

interest

at

the

applicable
Affected Alternative Currency Rate immediately upon the effectiveness of this Agreement.
(b)
References to

Eurocurrency Rate

and

Eurocurrency Rate

Loans in

the

Credit Agreement

and
Loan Documents.
(i) References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the
Credit Agreement and

the other Loan

Documents that are not

specifically addressed herein (other

than
the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Affected
Alternative

Currency

Daily

Rates,

Affected

Alternative

Currency

Term

Rates,

and

Affected
Alternative Currency Loans, as applicable.
(ii)
For purposes of any requirement for

the Company to compensate Lenders for losses

in
the

Credit

Agreement

resulting

from

any

continuation,

conversion,

payment

or

prepayment

of

any
Affected Alternative Currency

Loan on a

day other than

the last day

of any Interest

Period (as defined
in the

Credit Agreement),

references to

the Interest

Period (as

defined in

the Credit

Agreement) shall
be deemed to include any relevant interest payment date

or payment period for an Affected Alternative
Currency Loan.
(c)
Interest Rates. The

Administrative Agent does not

warrant, nor accept

responsibility,

nor shall
the Administrative

Agent have

any liability

with respect

to the

administration, submission or

any other

matter
related

to

the

rates

in

the

definition

of

“Affected

Alternative

Currency

Daily

Rate”,

“Affected

Alternative
Currency

Term

Rate”, “ESTR”,

“Basic ESTR”

or

with

respect

to

any

rate

(including,

for

the

avoidance

of
doubt, the

selection of

such

rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such
rate or the effect of any of the foregoing, or of any Conforming Changes.
(d)
Revaluation

Dates.

The Administrative

Agent shall

determine the

Dollar Equivalent

amounts
of

Borrowings

and

Loans

denominated

in

Alternative

Currencies.

Such

Dollar

Equivalent

shall

become
effective

as

of

such

Revaluation

Date

and

shall

be

the

Dollar

Equivalent

of

such

amounts

until

the

next
Revaluation Date to occur.
(e)
Borrowings

and

Continuations

of

Affected

Alternative

Currency

Loans.

In

addition

to

any
other borrowing requirements set forth in the Credit Agreement:
(i)
Affected

Alternative

Currency

Loans.

Each

Borrowing

of

Affected

Alternative
Currency Loans,

and each

continuation of

an Affected

Alternative Currency

Term

Rate Loan

shall be
made upon the Company’s

irrevocable notice to the Administrative Agent,

which may be given by

(A)
telephone

or

(B)

a

Committed

Loan

Notice;

provided

that

any

telephonic

notice

must

be

confirmed
immediately

by

delivery

to

the

Administrative

Agent

of

a

Committed

Loan

Notice.

Each

such
Committed

Loan

Notice

must

be

received

by

the

Administrative

Agent

not

later

than

11:00

a.m.
(Eastern time)

three Business

Days (or

five Business

Days in

the case

of

a Special

Notice Currency)
prior

to

the

requested

date

of

any

Borrowing

or,

in

the

case

of

Affected

Alternative

Currency

Term
Rate

Loans,

any

continuation;

provided,

however,

that

if

the

Company

wishes

to

request

Affected
Alternative Currency Term

Rate Loans having an Interest Period

other than one, three or six months

in
duration as provided in the definition of “Interest Period,” the applicable notice must be received by the
Administrative

Agent

not

later

than

11:00

a.m.

(Eastern

time)

five

Business

Days

(or

six

Business
Days

in

the

case

of

a

Special

Notice

Currency)

prior

to

the

requested

date

of

such

Borrowing

or
continuation of Affected

Alternative Currency Term

Rate Loans, whereupon the

Administrative Agent
shall give

prompt notice

to the

Lenders of

such request

and determine

whether the

requested Interest
Period

is

acceptable to

all of

them.

Not

later

than

11:00

a.m.

(Eastern time),

four

Business

Days

(or
five

Business

Days

in

the

case

of

a

Special

Notice

Currency)

prior

to

the

requested

date

of

such
Borrowing

or

continuation

of

Affected

Alternative

Currency

Term

Rate

Loans,

the

Administrative
Agent

shall

notify

the

Company

(which

notice

may

be

by

telephone)

whether

or

not

the

requested
Interest

Period

has

been

consented

to

by

all

the

Lenders.

Each

Borrowing

of

or

continuation

of
Affected

Alternative

Currency

Loans

shall

be

in

a

principal

amount

of

the

Dollar

Equivalent

of

$5,000,000

or

a

whole

multiple

of

the

Dollar

Equivalent

of
$1,000,000 in

excess thereof.

Each Committed

Loan Notice

shall specify

(i) whether

the Company

is
requesting a

Borrowing or

a continuation

of Affected

Alternative Currency

Term

Rate Loans,

(ii) the
requested date

of the

Borrowing or

continuation, as the

case may

be (which

shall be

a Business

Day),
(iii) the currency and principal amount of Loans to be borrowed or continued, (iv) the Type of Loans to be borrowed, (v)

if applicable, the

duration of the

Interest Period with

respect thereto. If

the Company
fails to specify

a currency in

a Loan Notice

requesting a Borrowing,

then the Loans

so requested shall
be made in

Dollars. If the

Company fails to

specify a Type

of Loan in

a Committed Loan

Notice or if
such Company

fails to

give a

timely notice

requesting a

continuation, then

the applicable

Loans shall
be made as Base Rate Loans denominated in Dollars; provided,

however, that in the case of a

failure to
timely request a

continuation of

Affected Alternative Currency

Term

Rate Loans, such

Loans shall be
continued as Affected Alternative Currency Term Rate Loans in their original currency with an Interest
Period

of

one

(1)

month.

If

the

Company

requests

a

Borrowing

of

or

continuation

of

Affected
Alternative Currency

Term

Rate Loans

in any

such Committed

Loan

Notice,

but

fails

to

specify

an

Interest

Period,

it

will

be

deemed

to

have

specified

an

Interest
Period of

one month.

Except as

otherwise specified

in the

Credit Agreement,

no Affected

Alternative
Currency Loan may be

converted into or continued

as a Loan

denominated in a different

currency, but
instead

must

be

repaid

in

the

original

currency

of

such

Affected

Alternative

Currency

Loan

and
reborrowed in the other currency.
(ii)
Conforming

Changes.

With

respect

to

any

Affected

Alternative

Currency

Rate

the
Administrative

Agent

will

have

the

right

to

make

Conforming

Changes

from

time

to

time

and,
notwithstanding

anything

to

the

contrary

herein,

in

the

Credit

Agreement

or

in

any

other

Loan
Document,

any

amendments

implementing

such

Conforming

Changes

will

become

effective

without
any further

action or

consent of any

other party to

this Agreement,

the Credit

Agreement or any

other
Loan

Document;

provided,

that,

with

respect

to

any

such

amendment

effected,

the

Administrative
Agent shall

post each

such amendment

implementing such

Conforming Changes

to the

Company and
the Lenders reasonably promptly after such amendment becomes effective.
(iii)
Committed

Loan

Notice.

For

purposes

of

a

Borrowing

of

Affected

Alternative
Currency

Loans,

or

a

continuation

of

any

Affected

Alternative

Currency

Term

Rate

Loan,

the
Company shall use the Committed Loan Notice attached hereto as Exhibit

A.
(f) Interest.
(i)
Subject to

the provisions

of the

Credit Agreement

with respect

to default

interest, (x)
each

Affected

Alternative Currency

Daily

Rate

Loan

shall

bear

interest

on

the

outstanding

principal
amount

thereof

from

the

applicable

borrowing

date

at

a

rate

per

annum

equal

to

the

Affected
Alternative Currency

Daily Rate

plus the

Applicable Rate;
(y) each Affected Alternative Currency Term

Rate Loan shall bear interest on the outstanding principal
amount thereof for each

Interest Period at a

rate per annum equal to

the Affected Alternative Currency
Term

Rate

for

such

Interest

Period

plus

the

Applicable

Rate;

and

(z)

each

Swing

Line

Loan
denominated

in

Euros

shall

bear

interest

on

the

outstanding

principal

amount

thereof

from

the
applicable borrowing

date at

a rate

per annum

equal to

the Euro

Swing Line

Rate plus

the Applicable
Rate.
(ii)
Interest

on

each

Affected

Alternative

Currency

Loan

and

each

Swing

Line

Loan
denominated

in

Euros

shall

be

due

and

payable

in

arrears

on

each

Interest

Payment

Date

applicable
thereto and

at such

other times

as may

be specified

the Credit

Agreement. Interest

hereunder shall

be
due and

payable in

accordance with

the terms

hereof before

and after

judgment, and

before and

after
the commencement of any proceeding under any debtor relief law.
(g)
Computations. All

computations of

interest for

Affected Alternative

Currency Loans

shall be
made on the

basis of a

year of 365

or 366 days,

as the case

may be, and

actual days elapsed,

or, in

the case of
interest

in

respect

of

Affected

Alternative

Currency

Loans

as

to

which

market

practice

differs

from

the
foregoing,

in

accordance

with

such

market

practice.

Interest

shall

accrue

on

each

Affected

Alternative
Currency Loans for the day on which the Affected Alternative Currency Loans is made, and shall not accrue on an Affected Alternative

Currency Loans, or any

portion thereof, for

the day on

which the Affected

Alternative
Currency Loans or such portion is paid, provided that any Affected Alternative Currency Loan that is repaid on the same day on which it is made shall, subject to the terms of the Credit Agreement, bear interest for

one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be
conclusive and binding for all purposes, absent manifest error.
(h)
Successor

Rates.

The

provisions

in

the

Credit

Agreement

addressing

the

replacement

of

a

current
Successor

Rate

for

a

currency

shall

be

deemed

to

apply

to

Affected

Alternative

Currency

Loans

and

SONIA,
TIBOR and EURIBOR,

as applicable,

and the

related defined terms

shall be

deemed to include

Sterling, Japanese
Yen

and Euros and SONIA, TIBOR and EURIBOR, as applicable.

Exhibit A
FORM OF COMMITTED LOAN NOTICE
(Affected Alternative Currency Loans)
Date:

,

1
To:

Bank of America, N.A., as Administrative Agent

Ladies and
Gentlemen:
Reference

is

made

to

that

certain

Credit

Agreement,

dated

as

of

August

1,

2019

(as

amended,

restated,

extended,
supplemented or

otherwise modified

in

writing from

time to

time, the

“Credit

Agreement;” the

terms defined

therein
being

used

herein

as

therein

defined),

among

Quaker

Chemical

Corporation,

a

Pennsylvania

corporation

(the
“Company”), certain Subsidiaries of the Company party thereto as Designated Borrowers, each guarantor party thereto, each lender party thereto, and Bank of America, N.A., as Administrative

Agent.
The undersigned hereby requests (select one)
2
:
[Revolving Credit Facility]
Indicate:
Borrowing,
Conversion or
Continuation
Indicate:
Borrower
Name
Indicate:
Requested
Amount
Indicate:
Currency
Indicate:
Affected
Alternative
Currency Daily
Rate Loan or
Affected
Alternative
Currency Term
Rate Loan
For Affected
Alternative
Currency Term
Rate Loans
Indicate:
Interest Period
(e.g., 1, 3 or 6
month interest
period)
[Euro Term

Facility]
1

Note to Borrower.

All requests submitted under a single Committed Loan Notice must be effective on the same date. If multiple
effective dates are needed, multiple Committed Loan Notices will need to be prepared and signed.
2

Note to Borrower. For
multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each

borrowing/conversion
and/or continuation.

Indicate:
Borrowing,
Conversion or
Continuation
Indicate:
Borrower
Name
Indicate:
Requested
Amount
Indicate:
Currency
Indicate:
Affected
Alternative
Currency Daily
Rate Loan or
Affected
Alternative
Currency Term
Rate Loan
For Affected
Alternative
Currency Term
Rate Loans
Indicate:
Interest Period
(e.g., 1, 3 or 6
month interest
period)
The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.
QUAKER CHEMICAL CORPORATION
By:

Name:
[Type Signatory Name]
Title: [Type

Signatory Title]